UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2020

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38045	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036

(Address of principal executive offices, including ZIP code)

(973) 242-0005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTRP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01        Entry into a Material Definitive Agreement.

Second Amendment to Agreement and Plan of Merger

As previously disclosed, on May 17, 2020, Neurotrope, Inc., a Nevada corporation (“Neurotrope”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Petros Pharmaceuticals, Inc., a Delaware corporation formed for the purposes of effecting transactions contemplated by the Merger Agreement (“Petros”), PM Merger Sub 1, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Petros (“Merger Sub 1”), PN Merger Sub 2, Inc., a Delaware corporation and a wholly-owned subsidiary of Petros (“Merger Sub 2”), and Metuchen Pharmaceuticals LLC, a Delaware limited liability company (“Metuchen”). The Merger Agreement provides for (1) the merger of Merger Sub 1, with and into Metuchen, with Metuchen surviving as a wholly-owned subsidiary of Petros (the “Metuchen Merger”) and (2) the merger of Merger Sub 2 with and into Neurotrope, with Neurotrope surviving as a wholly-owned subsidiary of Petros (the “Neurotrope Merger” and together with the Metuchen Merger, the “Mergers”). On July 23, 2020, Neurotrope, Petros, Merger Sub 1, Merger Sub 2 and Metuchen entered into a First Amendment to the Merger Agreement (the “First Amendment”) which provided, among other things, that the aggregate number of shares of Petros common stock to be issued to the Metuchen securityholders in the Mergers was 82,587,877. In addition, upon the achievement of certain targets set forth in the First Amendment, Petros agreed to deposit earnout payments with the exchange agent for distribution to each unitholder of Metuchen prior to the closing of the Metuchen Merger in accordance with such unitholder’s earnout pro rata percentage.

On September 30, 2020, Neurotrope, Petros, Merger Sub 1, Merger Sub 2 and Metuchen entered into a Second Amendment to the Merger Agreement (the “Second Amendment”) which provides, among other things, that the aggregate number of shares of Petros common stock to be issued to the Metuchen securityholders in the Mergers is 24,748,051. In addition, upon the achievement of certain targets set forth in the Second Amendment, Petros will deposit earnout payments (the “Earnout Payments”) with the exchange agent for distribution to each unitholder of Metuchen prior to the closing of the Mergers in accordance with such unitholder’s earnout pro rata percentage (as defined in the Second Amendment) as follows:

•	If at any time following the closing of the Mergers and prior to the one year anniversary of the closing of the Mergers, the closing price per share of Petros common stock is:

o	(i) greater than or equal to $1.60 for a period of twenty (20) trading days during any thirty (30) consecutive trading day period, then the earnout payment will be equal to 5,000,000 shares of Petros common stock (“First Period Initial Milestone Earnout Payment”);

o	(ii) greater than or equal to $2.00 for a period of twenty (20) trading days during any thirty (30) consecutive trading day period, then the earnout payment will be equal to 5,000,000 shares of Petros common stock (the “First Period Second Milestone Earnout Payment”);

o	(iii) greater than or equal to $2.60 for a period of twenty (20) trading days during any thirty (30) consecutive trading day period, then the earnout payment will be equal to 5,000,000 shares of Petros common stock (the “First Period Third Milestone Earnout Payment”); and

o	(iv) greater than or equal to $3.00 for a period of twenty (20) trading days during any thirty (30) consecutive trading day period, then the earnout payment will be equal to 5,000,000 shares of Petros common stock (the “First Period Final Milestone Earnout Payment”).

•	If at any time within the twelve (12) month period following the one year anniversary of the closing of the Mergers, the closing price per share of Petros common stock is:

o	(i) greater than or equal to $2.00 for a period of twenty (20) trading days during any thirty (30) consecutive trading day period, then the earnout payment will be equal to 5,000,000 shares of Petros common stock (“Second Period Initial Milestone Earnout Payment” and together with the First Period Initial Milestone Earnout Payment, the “First Milestone Earnout Payment);

o	(ii) greater than or equal to $2.50 for a period of twenty (20) trading days during any thirty (30) consecutive trading day period, then the earnout payment will be equal to 5,000,000 shares of Petros common stock (the “Second Period Second Milestone Earnout Payment” and together with the First Period Second Milestone Earnout Payment, the “Second Milestone Earnout Payment);

o	(iii) greater than or equal to $3.25 for a period of twenty (20) trading days during any thirty (30) consecutive trading day period, then the earnout payment will be equal to 5,000,000 shares of Petros common stock (the “Second Period Third Milestone Earnout Payment” and together with the First Period Third Milestone Earnout Payment, the “Third Milestone Earnout Payment); and

o	(iv) greater than or equal to $3.75 for a period of twenty (20) trading days during any thirty (30) consecutive trading day period, then the earnout payment will be equal to 5,000,000 shares of Petros common stock (the “Second Period Final Milestone Earnout Payment” and together with the First Period Final Milestone Earnout Payment, the “Final Milestone Earnout Payment.” The First Milestone Earnout Payment, the Second Milestone Earnout Payment, the Third Milestone Earnout Payment and the Final Milestone Earnout Payment are collectively referred to herein as the “Milestone Earnout Payments” and individually as a “Milestone Earnout Payment”).

Each Milestone Earnout Payment is only achievable and payable one time and upon achievement of such Milestone Earnout Payment, there will be no further payments with respect to such Milestone Earnout Payment. Further, upon achievement of a Milestone Earnout Payment in the First Period, the corresponding milestone for the Second Period will not be achievable. In no event will the sum of the First Milestone Earnout Payment, the Second Milestone Earnout Payment, the Third Milestone Earnout Payment and the Final Milestone Earnout Payment be greater than 20,000,000 shares of Petros common stock.

•	In addition to the Milestone Earnout Payments, Metuchen equity holders will have the opportunity to receive the following during the period ending on the second anniversary of the closing of the Mergers if:

o	(a) either (i) Petros’ Market Capitalization (as defined in the Second Amendment) is greater than or equal to $250,000,000 for a period of twenty (20) trading days during any thirty (30) consecutive trading day period with a closing price per share of Petros common stock of no less than $3.50 on each such trading day or (ii) Petros receives aggregate gross proceeds of at least $25,000,000 in an offering (or series of offerings within a sixty (60) calendar day period) of Petros common stock with a price per share of Petros common stock sold equal to no less than $3.50 in each offering (or series of offerings) and where Petros has a Market Capitalization immediately prior to each such offering (or series of offerings) equal to at least $250,000,000, then the Earnout Payment shall be equal to 10,000,000 shares of Petros common stock (the “Initial Market Capitalization/Gross Proceeds Earnout Payment”);

o

(b) either (i) Petros’ Market Capitalization is greater than or equal to $300,000,000 for a period of twenty (20) trading days during any thirty (30) consecutive trading day period with a closing price per share of Petros common stock of no less than $3.75 on each such trading day or (ii) Petros receives aggregate gross proceeds of at least $30,000,000 in an offering (or series of offerings within a sixty (60) calendar day period) of Petros common stock with a price per share of Petros common stock sold equal to no less than $3.75 in each offering (or series of offerings) and where Petros has a Market Capitalization immediately prior to each such offering (or series of offerings) equal to at least $300,000,000, then the Earnout Payment shall be equal to 10,000,000 shares of Petros common stock, (the “Second Market Capitalization/Gross Proceeds Earnout Payment”);

o

(c) either (i) Petros’ Market Capitalization is greater than or equal to $400,000,000 for a period of twenty (20) trading days during any thirty (30) consecutive trading day period with a closing price per share of Petros common stock of no less than $4.50 on each such trading day or (ii) Petros receives aggregate gross proceeds of at least $40,000,000 in an offering (or series of offerings within a sixty (60) calendar day period) of Petros common stock with a price per share of Petros common stock sold equal to no less than $4.50 in each offering (or series of offerings) and where Petros has a Market Capitalization immediately prior to each such offering (or series of offerings) equal to at least $400,000,000, then the Earnout Payment shall be equal to 15,000,000 shares of Petros common stock (the “Third Market Capitalization/Gross Proceeds Earnout Payment”); and

o

(d) either (i) Petros’ Market Capitalization is greater than or equal to $500,000,000 for a period of twenty (20) trading days during any thirty (30) consecutive trading day period with a closing price per share of Petros common stock of no less than $4.75 on each such trading day or (ii) Petros receives aggregate gross proceeds of at least $50,000,000 in an offering (or series of offerings within a sixty (60) calendar day period) of Petros common stock with a price per share of Petros common stock sold equal to no less than $4.75 in each offering (or series of offerings) and where Petros has a Market Capitalization immediately prior to each such offering (or series of offerings) equal to at least $500,000,000, then the Earnout Payment shall be equal to 16,160,451 shares of Petros common stock, (the “Final Market Capitalization/Gross Proceeds Earnout Payment.” The Initial Market Capitalization/Gross Proceeds Earnout Payment, the Second Market Capitalization/Gross Proceeds Earnout Payment, the Third Market Capitalization/Gross Proceeds Earnout Payment and the Final Market Capitalization/Gross Proceeds Earnout Payment are collectively referred to herein as the “Market Capitalization/Gross Proceeds Earnout Payments” and individually as a “Market Capitalization/Gross Proceeds Earnout Payment”).

Each Market Capitalization/Gross Proceeds Earnout Payment will only be achievable and payable one time and upon achievement of such Market Capitalization/Gross Proceeds Earnout Payment, there will be no further payments with respect to such Market Capitalization/Gross Proceeds Earnout Payment. In no event will the sum of the Initial Market Capitalization/Gross Proceeds Earnout Payment, the Second Market Capitalization/Gross Proceeds Earnout Payment, the Third Market Capitalization/Gross Proceeds Earnout Payment and the Final Market Capitalization/Gross Proceeds Earnout Payment be greater than 51,160,451 shares of Petros common stock. Further, in no event will the sum of the Milestone Earnout Payments and the Market Capitalization/Gross Proceeds Earnout Payments be greater than 71,160,451 shares of Petros common stock.

Each reference to share prices and Petros common stock will be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transaction of the Petros common stock that occur after the date of the Merger Agreement.

A portion of the Earnout Payments will be allocated to holders of Metuchen warrants on a pro rata basis, such portion to be equal to a fraction (a) the numerator of which is (i) 8,730,000 minus (ii) the number of shares currently held by the holders of Metuchen warrants divided (b) the denominator of which is 71,160,451. The remaining portion of the Earnout Payments will be distributed to the other holders of Metuchen units on a pro-rata basis.

The Second Amendment also amends and restates Section 6.11 of the Merger Agreement to provide that immediately following the closing of the Mergers, the Petros board of directors will consist of five (5) directors, of which three (3) directors will be designated by Metuchen and two (2) directors will be designated by Neurotrope. In addition, the Second Amendment amends and restates Section 6.11 of the Merger Agreement to remove references to Dr. Charles Ryan being designated as the Chief Executive Officer of Petros.

The Second Amendment additionally amends and restates certain defined terms in the Merger Agreement, including the definition of “Excess Cash” to reduce the amount of cash to be retained by Petros following the Mergers by fifty percent (50%) of any severance, change-in-control payments or similar payment obligations that become due or payable to Dr. Charles Ryan. Excess Cash relates to the amount of cash to be distributed to Neurotrope Bioscience, Inc., a wholly-owned subsidiary of Neurotrope (“Neurotrope Bioscience”), in connection with the previously announced intended spin-off of Neurotrope Bioscience concurrent with the closing of the Mergers. Furthermore, the Second Amendment amends the signatories to the Neurotrope Voting Agreements to remove all references to existing directors and officers of Neurotrope.

In connection with entry into the Second Amendment, certain Neurotrope stockholders who in the aggregate hold approximately 34% of the outstanding shares of Neurotrope common stock, entered into voting agreements (the “Voting Agreements”) with Metuchen whereby such stockholders have agreed to vote any Neurotrope securities held by them as of the record date for the special meeting of the Neurotrope stockholders in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Mergers and the issuance of Petros common stock in the Mergers pursuant to the Merger Agreement, subject to the terms of the voting agreements.

The foregoing description of the Second Amendment and the Voting Agreements do not purport to be complete and are qualified in their entirety by reference to the Second Amendment and the form of Voting Agreements, which are attached as Exhibits 2.1 and 10.1 to this Current Report on Form 8-K and are incorporated in its entirety into this Item 1.01 by reference.

Warrant Amendment Agreements

Beginning on September 28, 2020, Neurotrope, Inc. (the “Company”) entered into separate warrant amendment agreements with certain existing holders of warrants to purchase shares of the Company’s common stock. The warrant amendment agreements are intended to facilitate the transactions contemplated by the Merger Agreement. As of September 28, 2020, holders of warrants to purchase 19,493,654 shares of common stock had entered into warrant amendment agreements, including holders of Series E Warrants to purchase 774,421 shares of common stock, Series F Warrants to purchase 3,067,812 shares of common stock, Series G Warrants to purchase 4,542,321 shares of common stock and Series H Warrants to purchase 11,109,100 shares of common stock.

Pursuant to the terms of the warrant amendment agreements, Neurotrope and the holders agreed to the following provisions:

(i)	to reduce the exercise price of the Series E Warrants from $32.00 to $25.00, to reduce the exercise price of the Series F Warrants from $12.80 per share to $10.25 per share, to reduce the exercise price of the Series G Warrants from $4.37 to $3.50 and to reduce the exercise price of the Series H Warrants from $1.65 to $1.50;
(ii)	to extend the termination date or expiration date, as applicable, of each of the original Series E Warrants, Series F Warrants, Series G Warrants and Series H Warrants (collectively, the “Original Warrants”) from their original respective termination or expiration dates to either (a) the five year anniversary of the closing of the mergers contemplated by the Merger Agreement or (b) if the Merger Agreement is terminated or the mergers contemplated thereby have not been consummated, the one year anniversary of the original termination or expiration date of such Original Warrants;
(iii)	to revise the terms of the Original Warrants to provide that in the event of a spin-off (the “Spin-Off”) of Neurotrope Bioscience, Inc. or any other entity or entities containing the existing business of the Company (collectively, the “Spin-Off Company”), the holder shall only receive, in lieu of any other consideration, warrants (the "Spin-Off Warrants"), to purchase a number of shares of the Spin-Off Company based on the same ratio as the ratio used to determine the number of shares of common stock of the Spin-Off Company that common stockholders of the Company will receive in the Spin-Off; and

(iv)	to delete the call provision contained in the original Series H Warrants.

The initial exercise price of the Spin-Off Warrants will be determined as follows for each of the Original Warrants:

(i)	for the Series E Warrants, by dividing $250 million by the number of shares of common stock of the Spin-Off Company outstanding immediately after the Spin-Off, excluding any shares issued in connection with a financing of the Spin-off Company after the date of entry into the warrant amendment agreement;
(ii)	for the Series F Warrants, by dividing $100 million by the number of shares of common stock of the Spin-Off Company outstanding immediately after the Spin-Off, excluding any shares issued in connection with a financing of the Spin-off Company after the date of entry into the warrant amendment agreement;
(iii)	for the Series G Warrants, by dividing $50 million by the number of shares of common stock of the Spin-Off Company outstanding immediately after the Spin-Off, excluding any shares issued in connection with a financing of the Spin-off Company after the date hereof; and
(iv)	for the Series H Warrants, by dividing $20 million by the number of shares of common stock of the Spin-Off Company outstanding immediately after the Spin-Off, excluding any shares issued in connection with a financing of the Spin-off Company after the date after the date of entry into the warrant amendment agreement.

The number of shares of common stock underlying the Spin-Off Warrants will be determined by using the same ratio used to determine how many shares of the Spin-Off Company that the common stockholders of the Company will receive in the Spin-Off. The Company currently contemplates that the Spin-Off will result in each common stockholder of the Company receiving one share of the Spin-Off Company for every five shares of the Company owned by such stockholder (the “Spin-Off Ratio”).  Although the Spin-Off Ratio may change depending on a number of factors, the number of shares of common stock of the Spin-Off Company underlying the Spin-Off Warrants will be based on the final Spin-Off Ratio.  If the Spin-Off Ratio changes, so will the ratio applicable to the Spin-Off Warrants.

The foregoing descriptions of (i) the warrant amendment agreements are not complete and are qualified in their entirety by reference to the Series E warrant amendment agreement, the Series F warrant amendment agreement, the Series G warrant amendment agreement and the Series H warrant amendment agreement, which are filed as Exhibits 10.2, 10.3, 10.4 and 10.5 hereto, respectively, and incorporated by reference herein, (ii) the amended and restated Original Warrants are not complete and are qualified in their entirety by reference to the form of the amended and restated Series E Warrant, the form of the amended and restated Series F Warrant, the form of the amended and restated Series G Warrant and the form of the amended and restated Series H Warrant, which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 hereto, respectively, and incorporated by reference herein and (iii) the Spin-Off Warrants are not complete and are qualified in their entirety by reference to the form of Series E spin-off warrant, the form of Series F spin-off warrant, the form of Series G spin-off warrant and the form of the Series H spin-off warrant, which are filed as Exhibits 4.5, 4.6, 4.7 and 4.8 hereto, respectively, and incorporated by reference herein.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning Neurotrope, the proposed transactions and other matters.  These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Neurotrope, as well as assumptions made by, and information currently available to, management.  Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the transactions are not satisfied, including the failure to obtain stockholder approval for the transactions in a timely manner or at all; uncertainties as to the timing of the consummation of the Mergers and the spin-off of Neurotrope’s wholly-owned subsidiary, Neurotrope Bioscience, Inc., and the ability of Neurotrope to consummate the Neurotrope Merger; risks related to Neurotrope’s ability to correctly estimate its operating expenses and its expenses associated with the transaction; the ability of Neurotrope to protect its intellectual property rights; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Neurotrope’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities Exchange Commission (the “SEC”). Neurotrope can give no assurance that the conditions to the transaction will be satisfied. Except as required by applicable law, Neurotrope undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transaction among Petros, Neurotrope and Metuchen, Petros intends to file relevant materials with the SEC, including a registration statement that will contain a proxy statement and prospectus. NEUROTROPE URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PETROS, NEUROTROPE, METUCHEN, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.  Investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Petros and Neurotrope with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov.  In addition, investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Petros and Neurotrope with the SEC by contacting Investor Relations by mail at Neurotrope, Inc., Attn: Investor Relations, 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036.  Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Petros, Neurotrope and Metuchen, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Neurotrope’s directors and executive officers is included in Neurotrope’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 13, 2020.  Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01           Financial Statements and Exhibits

The following exhibits are filed herewith:

(d) Exhibits.

Exhibit No.	Description
2.1	Second Amendment to Agreement and Plan of Merger, dated as of September 30, 2020, by and between Petros Pharmaceuticals, Inc., PM Merger Sub 1, LLC, PN Merger Sub 2, Inc., Neurotrope, Inc. and Metuchen Pharmaceuticals, Inc.
4.1	Form of the Amended and Restated Series E Warrant
4.2	Form of the Amended and Restated Series F Warrant
4.3	Form of the Amended and Restated Series G Warrant
4.4	Form of the Amended and Restated Series H Warrant
4.5	Form of Series A Common Stock Warrant (Series E Spin-Off Warrant)
4.6	Form of Series B Common Stock Warrant (Series F Spin-Off Warrant)
4.7	Form of Series C Common Stock Warrant (Series G Spin-Off Warrant)
4.8	Form of Series D Common Stock Warrant (Series H Spin-Of Warrant)
10.1	Form of Voting Agreement by and between Metuchen and certain stockholders of Neurotrope
10.2	Warrant Amendment Agreement, dated as of September 29, 2020, by and between Neurotrope, Inc. and the holders of Series E warrants
10.3	Warrant Amendment Agreement, dated as of September 29, 2020, by and between Neurotrope, Inc. and the holders of Series F warrants
10.4	Warrant Amendment Agreement, dated as of September 29, 2020, by and between Neurotrope, Inc. and the holders of Series G warrants
10.5	Warrant Amendment Agreement, dated as of September 29, 2020, by and between Neurotrope, Inc. and the holders of Series H warrants
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Dated: September 30, 2020	By:	/s/ Robert Weinstein
Name: Robert Weinstein
Title: Chief Financial Officer, Executive Vice President, Secretary and Treasurer